UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2015

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 13, 2015, the Board of Directors (the “Board”) of Landmark Infrastructure Partners GP LLC, the general partner (“General Partner”) of Landmark Infrastructure Partners LP (the “Partnership”) increased the size of the Board from seven to eight directors and appointed Gerald Allen Tywoniuk to the Board. Mr. Tywoniuk will serve as a member of the Board’s Audit Committee and is expected to serve on the Board’s Conflicts Committee.

The Board has determined that (i) Mr. Tywoniuk is “independent” for purposes of Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the U.S. Securities and Exchange Commission and (ii) Mr. Tywoniuk has no material relationship with the General Partner or the Partnership that would interfere with his independence from management of the General Partner and that he will otherwise be an “independent director” for purposes of NASDAQ Stock Market Rule 5605(a)(2).

There are no arrangements or understandings between Mr. Tywoniuk and any other person pursuant to which Mr. Tywoniuk was appointed to the Board. Mr. Tywoniuk has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Mr. Tywoniuk will be compensated in accordance with the Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan, which includes an annual cash retainer of $35,000, payable in quarterly amounts, and $35,000 in annual equity-based compensation. Mr. Tywoniuk will also be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law and will be reimbursed for all expenses incurred in attending to his duties as director.

Item 7.01 Regulation FD Disclosure.

On January 20, 2015, the Partnership issued a press release announcing the appointment of Mr. Tywoniuk to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: January 20, 2015	By:	/s/ Arthur P. Brazy, Jr.
		Name:	Arthur P. Brazy, Jr.
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 20, 2015.